UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2013

MINDSPEED TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31650	01-0616769
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 MacArthur Boulevard, East Tower

Newport Beach, California 92660-3095

(Address of Principal Executive Offices) (Zip Code)

(949) 579-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) Approval of Fiscal Year 2013 Annual Incentive Plan for Senior Vice President, Worldwide Sales and Operations

On February 12, 2013, the compensation and management development committee (the “Committee”) of the board of directors of Mindspeed Technologies, Inc. (the “Company”) approved a revised fiscal year 2013 annual incentive plan (the “2013 Plan”) for the Company’s senior vice president, worldwide sales and operations, Gerald J. Hamilton.

The 2013 Plan provides that Mr. Hamilton’s annual bonus target shall be equal to fifty-five percent (55%) of his base salary (the “Target Bonus”), calculated as follows: (i) fifty percent (50%) of the Target Bonus shall be based on Mr. Hamilton’s contributions and achievements in his operations role (the “Operations Bonus”), with: (a) sixty percent (60%) of the Operations Bonus based on achievement of the non-GAAP operating profit goals established as part of the fiscal year 2013 annual incentive plan previously approved by the Committee (the “FY 2013 Incentive Plan”), and as previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on November 19, 2012; and (b) forty percent (40%) of the Operations Bonus based on achievement of cost of goods sold reduction goals; and (ii) fifty percent (50%) of the Target Bonus shall be based on Mr. Hamilton’s contributions and achievements in his sales role (the “Sales Bonus”), with one hundred percent (100%) of the Sales Bonus based on achievement of design win goals. Mr. Hamilton’s Sales Bonus is independent of the Operations Bonus and can be earned even if the Operations Bonus is not earned pursuant to the terms of the FY 2013 Incentive Plan.

The description of the FY 2013 Incentive Plan set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Current Report on Form 8-K filed on November 19, 2012.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of stockholders held on February 12, 2013, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the SEC on January 3, 2013.

The final results of voting on each proposal are as follows:

Proposal 1: Election of two (2) Class I directors each for a term of three (3) years to hold office until the Company’s 2016 annual meeting of stockholders:

	FOR	WITHHELD	BROKER NON-VOTES
Robert J. Conrad	17,019,328	8,388,976	7,482,491
Jerre L. Stead	16,743,034	8,665,270	7,482,491

Messrs. Conrad and Stead, the nominees for Class I directors, were each elected.

Proposal 2: Ratification of the appointment by our audit committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2013:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,442,648	346,028	102,119	N/A

The foregoing proposal was approved.

Proposal 3: Approval of a 2013 equity incentive plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,183,706	5,039,280	185,318	7,482,491

The foregoing proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.

Date: February 19, 2013	By:	/s/ Stephen N. Ananias
Stephen N. Ananias
Senior Vice President and Chief Financial Officer